EXHIBIT 21.1
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                    JONES LANG LASALLE INCORPORATED

                         LIST OF SUBSIDIARIES


                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

LaSalle Investment Management, Inc.    Maryland

LaSalle Hotel Advisors, Inc.           Maryland

Tamiami Title, Inc.                    Florida

LaSalle Investment Management
  Securities, Inc.                     Maryland

LaSalle Investment Management
  Securities, L. P.                    Maryland

Jones Lang LaSalle Americas, Inc.      Maryland

Jones Lang LaSalle Development, Inc.   Maryland

CJVS, Inc.                             California

Jones Lang LaSalle (New York), Inc.    Delaware

JLW Real Estate Securities, Inc.       Delaware

JLW Capital Management, Inc.           Delaware

Jones Lang LaSalle Securities, Inc.    Maryland

Jones Lang LaSalle Americas
  Colorado, L.P.                       Colorado

Jones Lang LaSalle Americas
  Illinois, L.P.                       Illinois

Compass Cayman                         Cayman Islands

Compass Asset Management
  Services S/C Ltda.                   Brazil

LaSalle Do Brasil Ltda.                Brazil

Jones Lang LaSalle Co-Investment, Inc. Maryland

Jones Lang LaSalle IP, Inc.            Delaware

Jones Lang LaSalle International, Inc. Delaware

LaSalle Partners S. de R.L. de C.V.    Mexico

LaSalle Partners Services S.
  de R.L. de C.V                       Mexico

Jones Lang LaSalle Real
  Estate Services, Inc.                Canada

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

Jones Lang LaSalle S.R.L.              Argentina

Inmobiliaria Jones Lang
  LaSalle Limitada                     Chile

Jones Lang LaSalle (Europe) Ltd.       England

Jones Lang LaSalle (Scotland) Ltd.     Scotland

Jones Lang LaSalle (Scotland)
  Service Company                      Scotland

Jones Lang LaSalle Ltd.                Ireland

Utrillo Limited                        Ireland

Jones Lang LaSalle Mgmt. Services      Ireland

Jones Lang Wootton Limited             Ireland

JLW Financial Services Limited         Ireland

JLW Limited                            Ireland

LaSalle Investment Management          England

CIN LaSalle Property Services
  London Ltd.                          England

CIN LaSalle Property Services
  U.K. Ltd.                            England

LaSalle Partners Investment
  Management, Ltd.                     England

LaSalle Partners International         England

Compass Management & Leasing U.K. Ltd. England

Jones Lang LaSalle Continuation Ltd.   England

Jones Lang LaSalle Limited             England

JLL 99 Ltd.                            England

Salta Ltd.                             England

Jones Lang LaSalle Eastern
  European Services Ltd.               England

Jones Lang Wootton European
  Resources Ltd.                       England

JLW Residential Ltd.                   England

Propertylink Limited                   England

Jones Lang Wootton Fund
  Management Limited                   England

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

JLW Staff Resources                    England

Jones Lang Wootton
  Insurance Services                   England

JLW Pension Trustees                   England

PMR Pension Trustees Ltd.              England

Orchid Insurance Ltd.                  Guernsey

JLW Canadian Holdings Inc.             Canada

JLW European Holdings Ltd.             Jersey

Wonderment NV                          Curaco

RM Client Mgmt. Services, Ltd.         England

Richard Main and Company               England

JLW Jones Limited                      England

Jones Lang Wootton                     England

Jones Lang LaSalle Corporate
  Finance Limited                      England

Property Mgmt. Resources Limited       England

Real Ventures Property Partnership     England

Real Ventures (Funding) Limited        England

Jones Lang Wootton KK                  Japan

JLW Pacific Limited                    Cook Islands

Jones Lang Wootton Int'l Limited       Bermuda

JLW Nominees Ltd.                      England

Jones Lang Wootton International       England

JLW Second Nominees Ltd.               England

JLW Building Surveying Services        England

Jones Lang LaSalle Europe Limited      England

Jones Lang LaSalle European
  Services Ltd.                        England

JLW Estate Management Services         England

Jones Lang LaSalle Resources           England

AMAS Limited                           England

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

Jones Lang LaSalle European
  Holdings Ltd.                        England

Jones Lang LaSalle (Israel) Ltd.       Israel

Jones Lang LaSalle Secs                Luxembourg

Jones Lang LaSalle BV                  Netherlands

Jones Lang LaSalle Global Holdings BV  Netherlands

Jones Lang LaSalle Finance BV          Netherlands

Jones Lang LaSalle KFT                 Hungary

Jones Lang LaSalle LLC                 Russia

Jones Lang LaSalle Spzoo               Poland

Jones Lang LaSalle Vastgoed
  Management BV                        Netherlands

Jones Lang LaSalle Vastgoed
  Taxaties BV                          Netherlands

Jones Lang LaSalle Vastgoed
  Adviseurs BV                         Netherlands

BUIJS Business Promotions BV           Netherlands

Jones Lang LaSalle Investment
  Consultants BV                       Netherlands

Jones Lang LaSalle Research &
  Consultancy BV                       Netherlands

Jones Lang LaSalle Woningbeheer BV     Netherlands

Jones Lang LaSalle SA                  Belgium

Jones Lang LaSalle Srl                 Italy

Jones Lang LaSalle SA                  France

Jones Lang LaSalle Espana SA           Spain

Jones Lang LaSalle GMBH                Germany

Neoltia BV                             Netherlands

Ophuys BV                              Netherlands

Pleione BV                             Netherlands

Cattleya BV                            Netherlands

S.J.I. Management Ltd.                 Cyprus

JLW India Private Limited              India

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

Jones Lang LaSalle Property
  Management Services SARL             France

Jones Lang LaSalle Balay Prenot SA     France

Jones Lang LaSalle Laese SL            Spain

Jones Lang LaSalle GMBH                Austria

Laese de Centros Comerciales SA        Portugal

Jones Lang LaSalle Asset
  Management AB                        Sweden

Epifactie BV                           Netherlands

JLW Mgmt. Services LLC                 Russia

Jones Lang Wootton (India)
  Pvt. Limited                         India

Jones Lang LaSalle Services SRL        Bucharest

Jones Lang Wootton AB                  Sweden

Wonderment BV                          Netherlands

JLW Holdings (India) Ltd.              England

JLW (Mauritius) Ltd.                   Mauritius

JLLINT, Inc.                           Delaware

Jones Lang LaSalle Asia
  Holdings Ltd.                        Cook Islands

JLW Transact Thailand Co.-Limited      Thailand

Jones Lang LaSalle Hotels Limited      New Zealand

Jones Lang LaSalle Holdings Limited    New Zealand

Jones Lang LaSalle Hotels Pte. Limited Singapore

Jones Lang LaSalle Advisory Limited    New Zealand

Jones Lang LaSalle Limited             New Zealand

JLW Transact Limited                   Hong Kong

Jones Lang Wootton (Myanmar) Ltd.      Myanmar

Jones Lang LaSalle SEA Ltd.            Hong Kong

Jones Lang LaSalle Limited             Hong Kong

Jones Lang LaSalle Property
  Consultants Pte. Ltd.                Singapore

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

JLW Licensing Amsterdam BV             Netherlands

Jones Lang LaSalle Thailand Ltd.       Thailland

Jones Lang LaSalle Philippines Inc.    Philippines

JLW Homes Pte. Ltd.                    Singapore

JLW Lanka Pvt. Ltd.                    Sri Lanka

Jones Lang LaSalle Management
  Consultants Pvt. Ltd.                Sri Lanka

Jones Lang LaSalle
  Management Services Ltd.             Thailand

Jones Lang LaSalle
  Consultancy Services Ltd.            Thailand

Jones Lang LaSalle Property
  Management Pte. Ltd.                 Singapore

Jones Lang LaSalle Regional
  Services Limited                     Hong Kong

Jones Lang LaSalle Plant &
  Machinery Pte. Ltd.                  Singapore

Residential Realty Ltd.                Hong Kong

Premier Cleaning Service Ltd.          Hong Kong

Jones Lang LaSalle
  Management Services Ltd.             Hong Kong

Jones Lang LaSalle Asia Ltd.           Hong Kong

Jones Lang LaSalle China Ltd.          Hong Kong

Precision Engineering Ltd.             Hong Kong

Residential Management Services Ltd.   Hong Kong

Jones Lang LaSalle Surveyors
  Shanghai Ltd.                        China

Beijing Jones Lang LaSalle
  Property Mgt. Services Ltd.          China

LPI Australia Holdings Pty.Ltd.        Australia

Jones Lang LaSalle Real Estate
  Services Pty. Ltd.                   Australia

Jones Lang LaSalle Australia
  Pty. Limited                         Australia

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

Jones Lang LaSalle Hotels NSW
  Pty. Limited                         Australia

Jones Lang LaSalle Hotels
  Vic Pty. Limited                     Australia

Jones Lang LaSalle Hotels
  Qld Pty. Limited                     Australia

Jones Lang LaSalle Advisory
  Services Pty. Limited                Australia

Jones Lang LaSalle Advisory
  Corporate Property Pty. Limited      Australia

Jones Lang LaSalle Advisory Corporate
  Property (Vic Pty.) Limited          Australia

Jones Lang LaSalle (NSW Pty.)
  Limited                              Australia

Jones Lang LaSalle (VIC Pty.)
  Limited                              Australia

Jones Lang LaSalle (QLD Pty.)
  Limited                              Australia

Jones Lang LaSalle (SA Pty.)
  Limited                              Australia

Jones Lang LaSalle (WA Pty.)
  Limited                              Australia

Jones Lang LaSalle (ACT Pty.)
  Limited                              Australia

Jones Lang LaSalle (TAS Pty.)
  Limited                              Australia

Jones Lang LaSalle Superannuation
  Pty. Limited                         Australia

Jones Lang LaSalle Property Fund
  Advisors Limited                     Australia

Jones Lang LaSalle Mgmt. Services
  Pty. Limited                         Australia

Jones Lang LaSalle Strata Mgmt.
  Pty. Limited                         Australia

Jones Lang LaSalle Corporate
  Property Services Pty. Limited       Australia

LaSalle Investment Management S.N.C.   France

Lafayette Partners                     France

Jones Lang LaSalle Property
  Management Services SARL             France

                                       STATE OR OTHER
                                       JURISDICTION OF
                                       INCORPORATION OR
NAME OF SUBSIDIARY                     ORGANIZATION
- ------------------                     ----------------

LaSalle Partners Mauritius
  Private Limited                      Mauritius

LaSalle Partners (India)
  Private Limited                      India

Jones Lang LaSalle (Europe) Ltd.       England

LaSalle Investment Management
  Securities B.V.                      Netherlands

LaSalle CIEC Consulting, Ltd.          China

LaSalle Partners Luxembourg S.C.A.     Luxembourg